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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2001

United Online, Inc. (Exact name of registrant as specified in its charter)

Delaware		77-0575839

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2555 Townsgate Road, Westlake Village, California (Address of principal executive offices)		91361 (Zip Code)

(805) 418-2000 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

    Effective September 25, 2001, pursuant to the Agreement and Plan of Merger, dated as of June 7, 2001 (the "Merger Agreement"), by and among NetZero, Inc. ("NetZero"), Juno Online Services, Inc. ("Juno"), United Online, Inc. ("United Online") and two acquisition subsidiaries of United Online, NetZero and Juno combined their businesses by merging with the acquisition subsidiaries of United Online (the "Merger") whereby NetZero and Juno became wholly-owned subsidiaries of United Online. Shares of NetZero common stock were converted into the right to receive 0.2000 of a share of United Online common stock and shares of Juno common stock were converted into the right to receive 0.3570 of a share of United Online common stock.

    The offer and sale of United Online common stock under the Merger Agreement was registered under the Securities Act of 1933 pursuant to United Online's Registration Statement on Form S-4, as amended (Registration No. 333-63704) ("Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") and declared effective on August 28, 2001. The Joint Proxy Statement/Prospectus of NetZero and Juno included in the Registration Statement (the "Joint Proxy Statement/Prospectus") contains additional information about this transaction. Pursuant to Rule 12g-3(d) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the United Online common stock is deemed to be registered under Section 12(g) of the Exchange Act. The United Online common stock has been approved for listing on the Nasdaq National Market and will trade under the trading symbol "UNTD." The description of United Online common stock contained under the caption "Description of United Online Capital Stock" on pages 137-139 in the Joint Proxy Statement/Prospectus is incorporated herein by this reference.

    NetZero's common stock and Juno's common stock were both registered pursuant to Section 12(g) of the Exchange Act and listed on the Nasdaq National Market. The NetZero name and symbol on the Nasdaq National Market are being changed from "NetZero, Inc." and "NZRO," respectively, to "United Online, Inc." and "UNTD," respectively. Juno is delisting its common stock from the Nasdaq National Market. Each of NetZero and Juno is filing a Form 15 with the SEC to terminate the registration of its common stock under the Exchange Act.

Item 7. Financial Statements and Exhibits.

  (a)
  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

  (i)
  The consolidated balance sheets of Juno at December 31, 2000 and 1999, and the consolidated statements of operations, changes in stockholders' equity and cash flows for each of the years ended December 31, 2000, 1999, and 1998, in the Joint Proxy Statement/Prospectus are incorporated by reference herein.

  (ii)
  The unaudited consolidated balance sheet of Juno at June 30, 2001 and the consolidated statement of operations, changes in stockholders' equity and cash flows for the six months ended June 30, 2001 and 2000, in the Joint Proxy Statement/Prospectus are incorporated by reference herein.

  (b)
  PRO FORMA FINANCIAL INFORMATION.

    Unaudited pro forma financial data of United Online at June 30, 2001 and for the year ended June 30, 2001, in the Joint Proxy Statement/Prospectus is incorporated by reference herein.

  (c)
  EXHIBITS.

Exhibit 2.1	Agreement and Plan of Merger (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus related to United Online's Registration Statement on Form S-4 (Registration No. 333-63704)).
Exhibit 3.1	Amended and Restated Certificate of Incorporation of United Online.
Exhibit 3.2	Amended and Restated Bylaws of United Online.
Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.
Exhibit 99.1
Financial statements of Juno (incorporated by reference to pages F-38 through F-65 of the Joint Proxy Statement/Prospectus related to United Online's Registration Statement on Form S-4 (Registration No. 333-63704)).
Exhibit 99.2
Pro forma financial data of United Online (incorporated by reference to pages F-2 through F-8 of the Joint Proxy Statement/Prospectus related to United Online's Registration Statement on Form S-4 (Registration No. 333-63704)).
Exhibit 99.3	Press Release.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED ONLINE, INC. (Registrant)
Dated: September 28, 2001	/s/ CHARLES S. HILLIARD Charles S. Hilliard, Senior Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus related to United Online's Registration Statement on Form S-4 (Registration No. 333-63704)).
3.1	Amended and Restated Certificate of Incorporation of United Online.
3.2	Amended and Restated Bylaws of United Online.
23.1	Consent of PricewaterhouseCoopers LLP.
99.1
Financial statements of Juno (incorporated by reference to pages F-38 through F-65 of the Joint Proxy Statement/Prospectus related to United Online's Registration Statement on Form S-4 (Registration No. 333-63704)).
99.2
Pro forma financial data of United Online (incorporated by reference to pages F-2 through F-8 of the Joint Proxy Statement/Prospectus related to United Online's Registration Statement on Form S-4 (Registration No. 333-63704)).
99.3	Press Release.

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FORM 8–K
Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS